                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: NationsRent, Inc., et al.              Case No. 01-11628 (PJW) Jointly Administered

                                              Reporting periods: December 17, 2001 - April 30, 2002


                            MONTHLY OPERATING REPORT


                                                                            DOCUMENT          EXPLANATION
              REQUIRED DOCUMENTS                         FORM NO.           ATTACHED            ATTACHED
----------------------------------------------------------------------------------------------------------
Schedule of Cash Disbursements                           MOR-1 (a)          X
----------------------------------------------------------------------------------------------------------
  Summary of bank and investment accounts                MOR-1 (b)          X
----------------------------------------------------------------------------------------------------------
  Detail disbursements by legal entity                                      Exhibit B
----------------------------------------------------------------------------------------------------------
Unaudited Consolidated Statements of Operations          MOR-2              X
----------------------------------------------------------------------------------------------------------
  Unaudited consolidating statements of operations                          Exhibit A
----------------------------------------------------------------------------------------------------------
Unaudited Consolidated Balance Sheet                     MOR-3              X
----------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Accounts Payable          MOR-4              X
----------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging             MOR-5              X
----------------------------------------------------------------------------------------------------------
Debtors Questionnaire                                    MOR-5              X
----------------------------------------------------------------------------------------------------------
Copies of IRS Form 941                                                      Exhibit C
----------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


-----------------------------------------           ----------------------------------------------------
Signature of Debtor                                 Date

-----------------------------------------           ----------------------------------------------------
Signature of Joint Debtor                           Date

/s/ Ezra Shashoua                                   May 30, 2002
-----------------------------------------           ----------------------------------------------------
Signature of Authorized Individual                  Date

Ezra Shashoua                                       Executive Vice President and Chief Financial Officer
-----------------------------------------           ----------------------------------------------------
Printed Name of Authorized Individual               Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  NationsRent, Inc., et al.             Case No.  01-11628 (PJW) Jointly Administered

                                              Reporting periods:  December 17, 2001 - April 30, 2002


                  MOR - 1 (a) -- SCHEDULE OF CASH DISBURSEMENTS
                              DOLLARS IN THOUSANDS

                                                                                                                         TOTAL
                                                                                                                     DISBURSEMENTS
                                                                          TOTAL           LESS          PLUS              FOR
                                                                       DISBURSEMENTS   TRANSFERS TO  DISBURSEMENTS  CALCULATING U.S.
                                                           TOTAL        CUMULATIVE        DEBTOR       MADE BY          TRUSTEE
                                                       DISBURSEMENTS      FILING      IN POSSESSION    OUTSIDE         QUARTERLY
              LEGAL ENTITY                  CASE NO.   CURRENT MONTH     TO DATE        ACCOUNTS       SOURCES            FEES
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.                          01-11628       $32,475       $ 77,863      $        --     $    --             $ 77,863
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc.                      01-11629        12,630         46,823               --          --               46,823
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent Transportation Services, Inc.  01-11630            --             --               --          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
NR Delaware, Inc.                          01-11631            --             --               --          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
NRGP, Inc.                                 01-11632            --             --               --          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc.                     01-11633         3,259         11,488               --          --               11,488
-----------------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp.                      01-11634           579          2,004               --          --                2,004
-----------------------------------------------------------------------------------------------------------------------------------
NR Dealer, Inc.                            01-11635            --             --               --          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
NR Franchise Company                       01-11636            --             --               --          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
BDK Equipment Company, Inc.                01-11637           107            320               --          --                  320
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP                   01-11638         7,166         21,455               --          --               21,455
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP                 01-11639           723          2,769               --          --                2,769
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                     $56,939       $162,722      $        --     $    --             $162,722
-----------------------------------------------------------------------------------------------------------------------------------


Note: A detailed listing of disbursements for the current month, by legal entity, is attached in Exhibit B.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  NationsRent, Inc., et al.             Case No.  01-11628 (PJW) Jointly Administered

                                              Reporting periods:   December 17, 2001 - April 30, 2002


              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS


                                                                                               BOOK BALANCE
                                                                                                AT END OF          DATE
                                                                                  ACCOUNT       REPORTING       RECONCILED
              LEGAL ENTITY                          FINANCIAL INSTITUTION         NUMBER         PERIOD          THROUGH
----------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas,  LP - Case No. 01-11638       Bank of America, N.A.          2985           148           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "       "       "                   Bank of America, N.A.          8471           153           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "       "       "                   Bank of America, N.A.          1662           (64)          30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "       "       "                   Bank of America, N.A.          9399             -           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "       "       "                   Bank One, TX                   3689            17           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "       "       "                   Crosby State Bank              2226            11           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "       "       "                   Pioneer National Bank          0282            15           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "       "       "                   Texas Gulf Bank                9527            25           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "       "       "                   Petty and counter cash           NA           105
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                          410
----------------------------------------------------------------------------------------------------------------------------
NationsRent USA,  Inc. - Case No. 01-11629          Bank of America, N.A.          1811             -           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          1675             -           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          1727           101           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          6826             -           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          9071            50           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          9084          (204)          31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          1701           163           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          1730           164           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          1743            (1)          30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of Utah                   5545            12           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of Utah                   0226             -           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank One, LA                   0427            86           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank One, OH                   1964            17           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Fifth Third Bank               7547           526           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Huntington Bank                6483           118           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Provident Bank                 1778             -           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Regions Bank                   5785            65           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Wells Fargo Bank               4811            97           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank One, KY                   3778             5           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Fifth Third Bank               5838           647           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Fleet Bank                     5478           122           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   National City Bank, PA         4092            39           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Petty and counter cash           NA           178
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        2,185
----------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc. - Case No. 01-11633          Bank of America, N.A.          1840             -           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          1659           134           30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          9097            (3)          30-Apr-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Bank of America, N.A.          9107            69           31-Mar-2002
----------------------------------------------------------------------------------------------------------------------------
"       "       "               "                   Petty and counter cash           NA            21
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                          221
----------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.           Case No.  01-11628 (PJW) Jointly Administered

                                            Reporting periods:  December 17, 2001 - April 30, 2002


              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS



                                                                                               BOOK BALANCE
                                                                                                AT END OF          DATE
                                                                                  ACCOUNT       REPORTING        RECONCILED
              LEGAL ENTITY                          FINANCIAL INSTITUTION         NUMBER         PERIOD           THROUGH
-----------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628               Bank of America, N.A.          1691             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Bank of America, N.A.          6925             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Citibank, N.A.                 2494            76           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Citibank, N.A.                 4167            10           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Citibank, N.A.                 4918            26           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Citibank, N.A.                 5115            (a)
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Provident Bank                 0760             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Wachovia Bank                  0433             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Bank of America, N.A.          5473             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Bank of America, N.A.          9518             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Bank of America, N.A.          6978             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Bank of America, N.A.          2537         6,003           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Bank of America, N.A.          8866             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Fleet Bank                     9562        (5,737)          30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Fleet Bank                     9570             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Fleet Bank                     0752           233           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Fleet Bank                     0760             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Fleet Bank                     7989          (202)          30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Fleet Bank                     0069        24,000           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "                       "           Petty cash                       NA             1           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
    Total                                                                                      24,410
-----------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp. - Case No. 01-11634           Bank of America, N.A.          1879             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"       "               "               "           Bank of America, N.A.          1548           (16)          30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"       "               "               "           Fleet Bank                     7997           (31)          30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"       "               "               "           First MA Bank                  4927            11           31-Mar-2002
-----------------------------------------------------------------------------------------------------------------------------
    Total                                                                                         (36)
-----------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639      Bank One, IN                   5365            35           31-Mar-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "       "       "       "           National City Bank, IN         7959            35           31-Mar-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "       "       "       "           Bank of America, N.A.          9409             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
"               "       "       "       "           Petty and counter cash           NA            10
-----------------------------------------------------------------------------------------------------------------------------
    Total                                                                                          80
-----------------------------------------------------------------------------------------------------------------------------
NationsRent Transportation
Services, Inc. -  Case No. 01-11630                 Bank of America, N.A.          1808             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
NR Delaware, Inc. - Case No. 01-11631               Bank of America, N.A.          1798             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
NR Franchise Company - Case No. 01-11636            Bank of America, N.A.          9123             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
NRGP, Inc. - Case No. 01-11632                      Bank of America, N.A.          1785             -           30-Apr-2002
-----------------------------------------------------------------------------------------------------------------------------
Grand Total Cash                                                                               27,270
-----------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.                   Case No. 01-11628 (PJW) Jointly Administered

                                                    Reporting periods:  December 17, 2001 - April 30, 2002


              MOR-1 (b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS


(a) This account is an investment account that contains the shares of NationsRent, Inc. common stock that were repurchased prior to January 2001 and have been recorded, at cost, as treasury stock in the Consolidated Balance Sheet set forth in MOR-3.

The following tables sets forth the bank accounts that were opened and closed during the reporting period:

                                           ACCOUNTS OPENED
------------------------------------------------------------------------------------------------------------
                                                                               ACCOUNT
              LEGAL ENTITY                                   BANK               NUMBER        DATE OF CHANGE
------------------------------------------------------------------------------------------------------------
Logan Equipment Corp. - Case No. 01-11634             Fleet Bank                7997           16-Jan-2002
------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                 Fleet Bank                7989           16-Jan-2002
------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638          Bank of America, N.A.     9399           14-Feb-2002
------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639        Bank of America, N.A.     9409           14-Feb-2002
------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                 Fleet Bank                0069           26-Apr-2002
------------------------------------------------------------------------------------------------------------


                                           ACCOUNTS CLOSED
-------------------------------------------------------------------------------------------------------------
                                                                               ACCOUNT
              LEGAL ENTITY                                    BANK              NUMBER         DATE OF CHANGE
-------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                 Bank of America, N.A.     4212             17-Dec-2001
-------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                 Bank of America, N.A.     5486             17-Dec-2001
-------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                 Bank of America, N.A.     0099             17-Dec-2001
-------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                 Bank of America, N.A.     0109             17-Dec-2001
-------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                 Bank of America, N.A.     1551             17-Dec-2001
-------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                 Bank of America, N.A.     9166             17-Dec-2001
-------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638          Bank of America, N.A.     9547             17-Dec-2001
-------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629             Fleet Bank                8442             17-Dec-2001
-------------------------------------------------------------------------------------------------------------
NationsRent West, Inc. - Case No. 01-11633            Bank of America, N.A.     9505             17-Dec-2001
-------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629             First MA Bank             9135              7-Mar-2002
-------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report is true and correct to the best of my knowledge and belief.


/s/  Ezra Shashoua                               May 30, 2002
---------------------------------------          ------------------------------
Signature of Debtor                              Date

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  NationsRent, Inc., et al.           Case No.   01-11628 (PJW) Jointly Administered

                                            Reporting periods:  December 17, 2001 - April 30, 2002


           MOR - 2 -- UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                              DOLLARS IN THOUSANDS


                                                                           Cumulative
                                                                            Filing to
                                                             Month            Date
                                                         ------------     ------------
Revenue:
  Equipment rental                                       $     35,665     $    141,142
  Sales of equipment, merchandise, parts and supplies           2,812           10,969
                                                         ------------     ------------
    Total revenue                                              38,477          152,111
                                                         ------------     ------------

Cost of revenue:
  Cost of equipment rentals, excluding depreciation            18,226           77,570
  Rental equipment depreciation and lease expense              10,907           49,890
  Cost of equipment, merchandise, parts and supplies            2,169            8,502
                                                         ------------     ------------
    Total cost of revenue                                      31,302          135,962
                                                         ------------     ------------

Gross profit                                                    7,175           16,149
                                                         ------------     ------------

Operating expenses:
  Selling, general and administrative expenses (1)              9,100           36,981
  Non-rental equipment depreciation and amortization            1,121            6,118
                                                         ------------     ------------

Operating income                                               (3,046)         (26,950)
                                                         ------------     ------------
Other (income)/expense:
  Interest income (2)                                             (35)            (174)
  Interest expense                                              4,458           19,114
  Other, net (3)                                                  (43)             (88)
                                                         ------------     ------------
                                                                4,380           18,852
                                                         ------------     ------------
Income/(loss) before provision for income taxes                (7,426)         (45,802)
  Provision for income taxes (benefit)                             --               --
                                                         ------------     ------------
Net income (loss)                                        $     (7,426)    $    (45,802)
                                                         ============     ============


                                                                                       Cumulative
                                                                                        Filing to
                                                                         Month            Date
                                                                      ------------    ------------
REORGANIZATION ITEMS:

(1)  Reorganization Items included in selling, general
     and administrative expenses
     Professional Fees                                                $        942     $     4,022
     U.S. Trustee Quarterly Fees                                                79              82
     Other Reorganization Expenses                                             268             535
(2)  Reorganization Item included in Interest Income:
     Interest Earned on Accumulated Cash from Chapter 11                       (35)           (174)
(3)  Reorganization Item included in Other, net:
     Gain (loss) on Sale of Assets                                              --              --
                                                                      ------------    ------------
Total Reorganization Expense, net                                     $      1,254    $      4,465
                                                                      ============    ============


Note: The above statements of operations represent the consolidated results of the debtors (case numbers 01-11628 through 01-11639). Consolidating statements of operations, by debtor, for the current month and cumulative filing to date are attached in Exhibit A.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re:  NationsRent, Inc., et al.             Case No.  01-11628 (PJW) Jointly Administered

                                              Reporting periods:   December 17, 2001 - April 30, 2002


                 MOR -3 -- UNAUDITED CONSOLIDATED BALANCE SHEET
                              DOLLARS IN THOUSANDS


                                                                        Book Value At
                                                                       End Of Current
                                                                       Reporting Period
                                                                       ----------------
 ASSETS
 Cash                                                                    $     27,270
 Accounts receivable, net                                                      80,022
 Inventories                                                                   21,275
 Prepaid expenses and other assets                                             15,943
 Deferred financing costs                                                      15,661
 Rental equipment, net                                                        413,904
 Property and equipment, net                                                   87,095
                                                                         ------------
    Total Assets                                                         $    661,170
                                                                         ============
 LIABILITIES AND STOCKHOLDERS' EQUITY
 Liabilities Not Subject To Compromise (Post-Petition):

  Accounts payable                                                       $     11,842
  Debt                                                                             --
  Accrued compensation                                                          7,264
  Accrued expenses and other liabilities                                       21,025
  Income taxes payable                                                             83
                                                                         ------------
    Total Post-Petition Liabilities                                            40,214
                                                                         ------------
 Liabilities Subject To Compromise (Pre-Petition):
   Secured debt                                                               822,122
   Priority debt                                                                4,342
   Unsecured debt                                                             334,553
                                                                         ------------
     Total Pre-Petition Liabilities                                         1,161,017
                                                                         ------------
     Total Liabilities                                                      1,201,231
                                                                         ------------
 Stockholders' Equity
  Preferred stock                                                                   2
  Common stock                                                                    584
  Additional paid-in-capital                                                  471,173
  Retained earnings (deficit)                                              (1,008,940)
  Treasury stock                                                               (2,880)
                                                                         ------------
    Total Stockholders' Equity                                               (540,061)
                                                                         ------------
    Total Liabilities and Stockholders' Equity                           $    661,170
                                                                         ============


Note: The above balance sheet represents the consolidated balances of the debtors (Case numbers 01-11628 through 01-11639)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: NationsRent, Inc., et al.          Case No. 01-11628 (PJW) Jointly Administered

                                          Reporting periods:  December 17, 2001 - April 30, 2002


           MOR - 4 -- SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE
                              DOLLARS IN THOUSANDS


                                                                           Amount  At
                                                                             End Of
                                                                            Current
                                                                           Reporting
                                                                            Period
------------------------------------------------------------------------------------
Vouchered accounts payable:
------------------------------------------------------------------------------------
  NationsRent, Inc. - Case No. 01-11628                                  $       978
------------------------------------------------------------------------------------
  NationsRent USA, Inc. - Case No. 01-11629                                      683
------------------------------------------------------------------------------------
  NationsRent Transportation Services, Inc. - Case No. 01-11630                    -
------------------------------------------------------------------------------------
  NR Delaware, Inc. - Case No. 01-11631                                            -
------------------------------------------------------------------------------------
  NRGP, Inc. - Case No. 01-11632                                                   -
------------------------------------------------------------------------------------
  NationsRent West, Inc. - Case No. 01-11633                                     166
------------------------------------------------------------------------------------
  Logan Equipment Corp. - Case No. 01-11634                                        -
------------------------------------------------------------------------------------
  NR Dealer, Inc. - Case No. 01-11635                                              -
------------------------------------------------------------------------------------
  NR Franchise Company - Case No. 01-11636                                         -
------------------------------------------------------------------------------------
  BDK Equipment Company, Inc. - Case No. 01-11637                                  5
------------------------------------------------------------------------------------
  NationsRent of Texas, LP - Case No. 01-11638                                   368
------------------------------------------------------------------------------------
  NationsRent of Indiana, LP - Case No. 01-11639                                  42
------------------------------------------------------------------------------------
    Vouchered accounts payable subtotal                                  $     2,242
------------------------------------------------------------------------------------
Accrued accounts payable                                                       1,945
------------------------------------------------------------------------------------
Accrued professional fees                                                      3,601
------------------------------------------------------------------------------------
Sales and use taxes payable                                                    2,167
------------------------------------------------------------------------------------
Customer deposits and refunds                                                  1,868
------------------------------------------------------------------------------------
Other                                                                             19
------------------------------------------------------------------------------------
Total Accounts Payable                                                   $    11,842
------------------------------------------------------------------------------------

Note: The above schedule represents the consolidated accounts payable of the debtors (Case numbers 01-11628 through 01-11639).


Explain how and when the Debtor intends to pay any past-due postpetition debts:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: NationsRent, Inc., et al.         Case No. 01-11628 (PJW) Jointly Administered

                                         Reporting periods:  December 17, 2001 - April 30, 2002


             MOR - 5 -- ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              DOLLARS IN THOUSANDS


ACCOUNTS RECEIVABLE RECONCILIATION                                                           AMOUNT
-----------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the beginning of the reporting period            $   87,280
-----------------------------------------------------------------------------------------------------
  Amounts billed during the period, net                                                        29,674
-----------------------------------------------------------------------------------------------------
  Amounts collected during the period                                                         (31,015)
-----------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                  $   85,939
-----------------------------------------------------------------------------------------------------
  Unbilled trade receivables                                                                    7,072
-----------------------------------------------------------------------------------------------------
  Warranty receivables                                                                            700
-----------------------------------------------------------------------------------------------------
  NSF checks                                                                                      326
-----------------------------------------------------------------------------------------------------
  Unapplied cash and other                                                                       (299)
-----------------------------------------------------------------------------------------------------
  Amount considered uncollectible (bad debt)                                                  (13,716)
-----------------------------------------------------------------------------------------------------
Total Accounts Receivable, net at the end of the reporting period                          $   80,022
-----------------------------------------------------------------------------------------------------


BILLED TRADE ACCOUNTS RECEIVABLE AGING                                                       AMOUNT
-----------------------------------------------------------------------------------------------------
0-30 days old                                                                              $   30,098
-----------------------------------------------------------------------------------------------------
31-60 days old                                                                                 15,112
-----------------------------------------------------------------------------------------------------
61-90 days old                                                                                  6,896
-----------------------------------------------------------------------------------------------------
91+ days old                                                                                   33,833
-----------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                  $   85,939
-----------------------------------------------------------------------------------------------------


Note: The above schedule represents the consolidated accounts receivable of the debtors (Case numbers 01-11628 through 01-11639).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  NationsRent, Inc., et al.        Case No. 01-11628 (PJW) Jointly Administered

                                         Reporting periods:  December 17, 2001 - April 30, 2002

                        MOR - 5 -- DEBTORS QUESTIONNAIRE

                                                                                    NationsRent
                                                                NationsRent USA,   Transportation
                                            NationsRent, Inc.         Inc.         Services, Inc.   NR Delaware, Inc.   NRGP, Inc.
                                                01-11628            01-11629          01-11630          01-11631         01-11632
1. Have any assets been sold or
   transferred outside the normal
   course of business this reporting
   period? If yes, provide an explanation
   below.                                          NO                 NO                 NO                NO               NO

2. Have any funds been disbursed from
   any account other than a debtor in
   possession account this reporting
   period? If yes, provide an explanation
   below.                                          NO                 NO                 NO                NO               NO

3. Have all postpetition tax returns been
   timely filed?  If no, provide an
   explanation below.                              YES                YES                YES               YES              YES

4. Are workers compensation, general
   liability and other necessary insurance
   coverages in effect?  If no, provide an
   explanation below.                              YES                YES                YES               YES              YES


                                            NationsRent West,   Logan Equipment                     NR Franchise       BDK Equipment
                                                  Inc.                Corp.        NR Dealer, Inc.     Company         Company, Inc.
                                                01-11633            01-11634          01-11635         01-11636          01-11637
1. Have any assets been sold or
   transferred outside the normal
   course of business this reporting
   period? If yes, provide an explanation
   below.                                          NO                 NO                 NO                NO               NO

2. Have any funds been disbursed from
   any account other than a debtor in
   possession account this reporting
   period? If yes, provide an explanation
   below.                                          NO                 NO                 NO                NO               NO

3. Have all postpetition tax returns been
   timely filed?  If no, provide an
   explanation below.                              YES                YES                YES               YES              YES

4. Are workers compensation, general
   liability and other necessary insurance
   coverages in effect?  If no, provide an
   explanation below.                              YES                YES                YES               YES              YES


                                             NationsRent of     NationsRent of
                                               Texas, LP         Indiana, LP
                                                01-11638          01-11639
1. Have any assets been sold or
   transferred outside the normal
   course of business this reporting
   period? If yes, provide an explanation
   below.                                          NO                 NO

2. Have any funds been disbursed from
   any account other than a debtor in
   possession account this reporting
   period? If yes, provide an explanation
   below.                                          NO                 NO

3. Have all postpetition tax returns been
   timely filed?  If no, provide an
   explanation below.                              YES                YES

4. Are workers compensation, general
   liability and other necessary insurance
   coverages in effect?  If no, provide an
   explanation below.                              YES                YES


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


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  NationsRent, Inc., et al.    Case No. 01-11628 (PJW) Jointly Administered

                                     Reporting periods:  December 17, 2001 - April 30, 2002


                                      NOTES


(a) The following is a breakdown of the number of stores operating in each debtor as of the end of the reporting period:

                                                                            Number of Stores
                                                          -------------------------------------------------------
          Debtor                         Case No.         At 3/31/02       Opened       Closed        At 4/30/02
----------------------------            --------          ----------       ------       ------        ----------
NationsRent USA, Inc.                   01-11629              135             -            -             135
NationsRent of Texas, LP                01-11638               57             -            -              57
NationsRent West, Inc.                  01-11633               23             -            -              23
NationsRent of Indiana, LP              01-11639               14             -            -              14
BDK Equipment Company, Inc.             01-11637                1             -            -               1
                                                          ---------        ------       -------       ----------
                                                              230             -            -             230
                                                          =========        ======       =======       ==========

         There are no stores operating in NationsRent, Inc. (01-11628), NRGP, Inc. (01-11632), Logan Equipment Corp. (01-11634), NR Delaware, Inc. (01-11631), NationsRent Transportation Services, Inc. (01-11630), NR Franchise Company (01-11636), and NR Dealer, Inc. (01-11635).

(b) The following sets forth each of the debtors, their operating purpose and current status:

        Debtor                              Case No.                         Purpose                         Status
----------------------------------------    --------     -----------------------------------------------     ------
NationsRent, Inc.                           01-11628     Holding company                                     Active

NationsRent USA, Inc.                       01-11629     Provides construction equipment rental to third     Active
                                                         parties.

NationsRent Transportation Services, Inc.   01-11630     Provides common carrier services to each of         Active
                                                         the debtors store operations.

NR Delaware, Inc.                           01-11631     Holding company                                     Active

NRGP, Inc.                                  01-11632     Holding company                                     Active

NationsRent West, Inc.                      01-11633     Provides construction equipment rental to third     Active
                                                         parties.

Logan Equipment Corp.                       01-11634     Provides union employees to each of the             Active
                                                         debtors union store locations and is a party to
                                                         union contracts.

NR Dealer, Inc.                             01-11635     Formed to facilitate the sale of certain            Inactive
                                                         dealerships acquired by NationsRent West, Inc.

NR Franchise Company                        01-11636     Formed to facilitate the sale of NationsRent        Inactive
                                                         franchises.

BDK Equipment Company, Inc.                 01-11637     Provides construction equipment rental to third     Active
                                                         parties.

NationsRent of Texas, LP                    01-11638     Provides construction equipment rental to third     Active
                                                         parties.

NationsRent of Indiana, LP                  01-11639     Provides construction equipment rental to third     Active
                                                         parties.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  NationsRent, Inc., et al.        Case No.  01-11628 (PJW) Jointly Administered

                                         Reporting periods:  December 17, 2001 - April 30, 2002


                                      NOTES


(c) Inventories, which consist of new equipment for resale, tools, parts and merchandise supply items that are owned by the debtors, are stated at the lower of cost or market. The last physical inventory occurred during the first week of January 2002.

(d) No provision has been made for income tax benefit during the reporting period. Future provisions for income taxes will be determined by the debtors' analysis of the impact of the Chapter 11 filings and other recent events on its deferred tax assets and liabilities.

(e) Interest expense has been recognized by the debtors only to the extent to which payment is expected.

(f) The financial statements are prepared assuming that the debtors will continue as a going concern which contemplates the realization of the carrying amounts of assets and the satisfaction of liabilities in the normal course of business. The historical balance of intangible assets related to acquired businesses, net was charged to expense in the pre-petition period.

(g) The current year financial statements and other financial information included in this report have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments.